UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2016 (April 15, 2015)

Commission File Number:   00053238

Cemtrex Inc.

(Exact name of small business issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

30-0399914

(IRS Employer Identification No.)

19 Engineers Lane, Farmingdale, New York 11735

(Address of principal executive offices)

(631) 756-9116

(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A of Cemtrex, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 15, 2015 (the “Original Report”) related to the reverse stock split of Cemtrex’s common stock. The Original Report was filed on Form 8-K/A but was in fact a new filing and should have been filed on form 8-K. No other information is being changed at this time.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.07.

Item 8.01. Other Events.

On April 3, 2015 Cemtrex, Inc. (the “Company”) adopted a Shareholder Resolution to permit the Company’s Board of Directors, in its sole discretion, to file a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), to effect a 1-for-6 reverse split of the outstanding shares of the Company’s common stock (the “Reverse Stock Split”).

On April 6, 2015, the Company filed the Charter Amendment with the Delaware Secretary of State to effect the Reverse Stock Split. As a result, every six outstanding shares of the Company’s common stock combined automatically into one share of common stock. Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes and adjustments resulting from the treatment of fractional shares. The Charter Amendment is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated herein by reference.

On April 14, 2015, the Company announced that it had effected the Reverse Stock Split and that trading in its common stock on the New York Stock Exchange on a split-adjusted basis would begin on the morning of April 15, 2015. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Cemtrex, Inc.

99.1	Press Release dated April 14, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.
Date: August 22, 2016
	By:	/s/ Saagar Govil
Name: Saagar Govil
Title: CEO

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